                            MERCURY HW BALANCED FUND
                          MERCURY HW GLOBAL VALUE FUND

               Supplement to the prospectus dated October 6, 2000
                       of each of the above-listed Funds

        Termination of Funds. On January 30, 2001, the Board of Trustees decided it was in the best interests of each Fund and its shareholders to close each Fund to purchases after the close of business on January 30, 2001, except for purchases through automatic purchase plans, including automatic dividend reinvestment and automatic investment plans. The Board decided to terminate each Fund effective as of the close of business on April 30, 2001 or as soon as reasonably practicable thereafter (the "Closing Date"). Shareholders will receive the net asset value per share for all shares they own on the Closing Date. This may be a taxable event for shareholders except for those participating in qualified and tax-deferred retirement vehicles (like 401(k) plans, profit sharing plans, pension plans and IRAs). Current exchange privileges and redemption rights remain in effect. In addition, Class I shareholders in the Funds who were Investor Class shareholders on October 5, 2000 will be permitted to exchange into Class I shares of another Mercury mutual fund with additional purchases after such exchange load-waived.

        Liquidation of the Funds' Investments. To prepare for the closing of the Funds, the portfolio managers are in the process of selling portfolio securities. This will increase the portion of the Funds' assets held in cash and similar investments in order to meet expenses and redemption and exchange requests. As a result, the Funds' normal exposure to stock and bond investments will be reduced or eliminated prior to the Closing Date.


January 30, 2001

Code #MHW-SUPP-0101